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   DIRECTORS                             OFFICERS
   Barton M. Biggs                       James W. Grisham
   CHAIRMAN OF THE BOARD                 VICE PRESIDENT
     Chairman and Director, Morgan       Michael F. Klein
     Stanley Asset Management Inc. and   VICE PRESIDENT
     Morgan Stanley Asset Management     Harold J. Schaaff, Jr.
     Limited; Managing Director,         VICE PRESIDENT
     Morgan Stanley & Co.                Joseph P. Stadler
     Incorporated; Director, Morgan      VICE PRESIDENT
     Stanley Group Inc.                  Valerie Y. Lewis
   Warren J. Olsen                       SECRETARY
   DIRECTOR AND PRESIDENT                Karl O. Hartmann
     Principal, Morgan Stanley Asset     ASSISTANT SECRETARY
     Management Inc. and Morgan          James R. Rooney
     Stanley & Co. Incorporated          TREASURER
   John D. Barrett II                    Joanna M. Haigney
   Chairman and Director,                ASSISTANT TREASURER
   Barrett Associates, Inc.
   Gerard E. Jones
   Partner, Richards & O'Neil LLP
   Andrew McNally IV
   Chairman and Chief Executive
   Officer, Rand McNally
   Samuel T. Reeves
   Chairman of the Board and CEO,
   Pinacle L.L.C.
   Fergus Reid
   Chairman and Chief Executive
   Officer, LumeLite Corporation
   Frederick O. Robertshaw
   Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the three months ended March 31, 1997, the Portfolio had a total return of 16.17% for the Class A shares and 16.09% for the Class B shares, as compared to a total return of 15.18% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index. The average annual total return for the year ended March 31, 1997 and for the period from inception on January 18, 1995 through March 31, 1997 was 48.69%, and 23.05%, respectively, for the Class A shares, as compared to 33.33%, and 12.34%, respectively, for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                               TOTAL RETURNS(2)
                                    ---------------------------------------
                                                  ONE      AVERAGE ANNUAL
                                       YTD       YEAR      SINCE INCEPTION
                                    ---------  ---------  -----------------
PORTFOLIO--CLASS A................      16.17%     48.69%         23.05%
PORTFOLIO--CLASS B(3).............      16.09      48.24          49.83
INDEX.............................      15.18      33.33          12.34

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

ARGENTINA

Argentina was one of the region's laggards, as a strong fourth quarter performance translated into relatively rich valuations heading into the first quarter. Further, as U.S. interest rate turbulence shook the region in March, this particularly vulnerable market sold off the most.

Economically, the country is continuing its dramatic investment-led recovery from the recession of 1995, and we are quite encouraged by the great strides the economy has made in restructuring itself during the turmoil. An agricultural boom is underway, investments in mining and infrastructure and energy are accelerating, and nascent signs of a modest consumer recovery are beginning to be felt.

BRAZIL

Brazil, once again, was one of the region's top performers. The market's major catalyst was the first stage approval of President Cardoso's re-election bill making its way through congress. This is a significant event, as it increases the likelihood of his being president for another term through the end of the decade. Further, advances were made in preparing mining giant CVRD for privatization, expected in April/May of this year, and this further demonstrated the government's seriousness about market reforms and privatization.

The trade balance continued to worsen, but the market was dominated by positive events and didn't seem to care about the negative implications of a deteriorating trade account. We are monitoring this closely, and expect to see some action on the part of the government to at least slow the deteriorating trend. Nevertheless, progress being made in the all-important telecommunications and electric utility sectors is so dramatic that the stock market should continue to advance in spite of the trade concerns. The government has demonstrated a remarkable ability to enhance shareholder value in the sectors in which it has controlling stakes in publicly listed companies, and this has been the single most important engine propelling the stock market. We see no signs of this trend abating.

CHILE

Chile posted strong gains for the first time in many quarters. The region benefitted from an oversold position coming into the quarter as well as a surprisingly early interest cut by the monetary authorities. While valuations are not terrifically compelling nor earnings growth especially robust, the market is still being driven by expectations of a further loosening of monetary policy. Our outlook on the market is the most constructive it has been in years, and we expect it to continue performing well in the backdrop of a monetary easing during the next few quarters.

COLOMBIA

Colombia was the region's leader, an event that was driven by the cheapest valuation profile coming into the quarter and an unexpected tax imposed on fixed income investment that led to increased investments in equities. The country continues to be plagued by macro-political travails, as much-maligned President Samper declared an economic state of emergency that was subsequently challenged by congress. Nevertheless, there is selected progress being made at the corporate level in terms of information disclosure and shareholder value orientation, and we are targeting those opportunities in our Portfolio.

MEXICO

Mexico had somewhat of a spotty quarter, as no real sustained trend emerged within the market. The biggest stock market event/surprise was the reemergence of telecommunications giant Telmex as the leading bellwether for the market, advancing roughly 20% on the quarter amidst the first stage of full-fledged competition in its corporate history. Its strong showing masked a stock market performance that was in fact weaker than it appeared. Adverse U.S. interest rate moves caused market jitters later in the quarter, wiping out prior gains in interest rate-sensitive sectors such as banking and construction. On the political front, the three leading parties are gearing up their campaigns for the important congressional and mayoral elections in mid-summer, and the outlook as of this writing is unclear. While there could be some market choppiness leading up to the elections, we do not expect material economic impact from the outcome regardless of who emerges victorious.

PERU

Peru posted a very strong gain for the quarter, after a dismal showing in the fourth quarter of 1996. While the hostage crisis persists, as of the date of this letter, but has receded in visibility, the country appears to be gaining momentum on the economic front. Interest rates are on the decline and the all-important fishing and mining industries are accelerating.

VENEZUELA

Venezuela was easily the laggard of the region, after posting an extraordinary gain in 1996. The market was beset by uncertainty over salary negotiations of public sector employees and private company unions, as well as by concern that the government might waver in its commitment to following through on free market reforms begun last year. While we think that the aforementioned concerns have been a bit overdone, we remain relatively neutral on the market and will await clearer signals of government behavior before taking a more constructive posture.

Robert L. Meyer
PORTFOLIO MANAGER

Andy Skov
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (100.0%)
  ARGENTINA (10.5%)
        315,380    Acindar, Class B                     $     631
        139,977    Banco del Suquia                           427
         31,925    Cresud S.A. ADR                            599
          6,296    Disco S.A. ADR                             205
         15,160    IRSA GDR                                   565
         22,512    Quilmes                                    227
         10,365    Siderar ADR                                288
        169,096    Siderar, Class A                           585
          4,673    Telecom Argentina ADR                      215
         38,673    Telefonica Argentina ADR                 1,136
         39,510    YPF ADR                                  1,047
                                                        ---------
                                                            5,925
                                                        ---------
  BRAZIL (45.0%)
    103,975,006    Banco Bradesco PFD                         859
     11,847,000    Banco Nacional PFD                           1
         11,475    Bompreco GDR PFD                           284
          8,980    Brahma ADR                                 117
        264,000    Brahma PFD                                 172
      1,024,000    Brasmotor PFD                              293
        135,000    CELESC, Class B PFD                        154
          4,775    CELESC GDR                                 544
          9,994    CEMIG ADR                                  413
          1,042    CEMIG ADR (144A)                            43
     43,606,010    CEMIG PFD                                1,795
     18,250,000    Copel, Class B PFD                         259
      1,410,000    Coteminas PFD                              564
      2,801,316    CPFL PFD                                   333
      3,890,900    CRT PFD                                  4,518
         34,986    CVRD PFD                                   796
      6,111,000    Eletrobras                               2,527
         41,010    Eletrobras ADR                             851
          1,535    Eletrobras, Class B ADR PFD                 33
      1,141,000    Eletrobras, Class B PFD                    491
      1,159,400    Itaubanco PFD                              600
      2,317,000    Lightpar                                   700
     59,368,000    Lojas Arapua PFD                         1,401
         10,835    Lojas Arapua S.A. ADR                      249
     23,331,000    Lojas Renner PFD                         1,223
      7,443,000    Petrobras PFD                            1,479
          7,000    Souza Cruz                                  59
     12,272,000    Telebras                                 1,237
         25,465    Telebras ADR                             2,607
      7,769,000    Telebras PFD                               804
                                                        ---------
                                                           25,406
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  CHILE (10.6%)
         10,945    Andina ADR                           $     406
         16,471    Banco Santander S.A. ADR                   276
          5,030    Banco de A. Edwards S.A. ADR               106
         70,995    CCU ADR                                  1,402
         13,961    Chilectra S.A. ADR                         883
          7,540    Chilgener S.A. ADR                         194
         26,654    Endesa S.A. ADR                            506
         34,915    Enersis S.A. ADR                         1,109
         43,215    Santa Isabel ADR                         1,118
                                                        ---------
                                                            6,000
                                                        ---------
  COLOMBIA (3.5%)
      1,926,163    Banco de Colombia                          769
        189,222    Bavaria                                  1,230
                                                        ---------
                                                            1,999
                                                        ---------
  MEXICO (28.3%)
         43,255    Apasco                                     294
        128,365    Banacci, Class B                           293
         78,246    Banacci, Class L                           159
         20,229    Bancomer ADR                               147
         53,800    Bancomer, Class B                           19
        420,204    Banorte, Class B                           437
          1,140    Carso ADR                                   14
        163,808    Carso, Class A1                            962
         15,820    Casa Autrey ADR                            293
        163,710    Cemex CPO                                  600
         34,620    Cemex CPO ADR                              261
         14,965    Coca Cola Femsa ADR                        539
         11,301    Desc ADR                                   297
         46,440    FEMSA ADR                                  205
        721,575    FEMSA, Class B                           3,197
         10,830    Hylsamex S.A. GDR                          309
         36,790    ICA ADR                                    584
        148,410    Interamericana                             553
        189,410    Maseca, Class B                            196
         17,300    Panamerican Beverages, Inc., Class
                    A                                         928
         11,060    Sears de Mexico, Class B                    18
         55,380    Tamsa ADR                                  948
         51,725    Televisa CPO GDR                         1,287
         83,717    Telmex, Class L ADR                      3,223
         32,440    Vitro S.A. ADR                             239
                                                        ---------
                                                           16,002
                                                        ---------
  PERU (0.7%)
         16,570    Telefonica del Peru ADR                    369
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------

  VENEZUELA (1.4%)
        718,978    Electricidad de Caracas              $     779
                                                        ---------
TOTAL COMMON STOCKS (Cost $51,590)                         56,480
                                                        ---------

     FACE
    AMOUNT
     (000)
---------------
FOREIGN CURRENCY (0.1%)
    ARP       1    Argentine Peso                               1
    BRL      22    Brazilian Real                              20
    COP  23,791    Colombian Peso                              23
    MXP      41    Mexican Peso                                 5
   PSS        4    Peruvian Sol                                 2
    VEB       7    Venezuelan Bolivar                          --
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $51)                              51
                                                        ---------
TOTAL INVESTMENTS (100.1%) (Cost $51,641)                  56,531
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                              2,814
  Liabilities                                              (2,871)
                                                        ---------
                                                              (57)
                                                        ---------
NET ASSETS (100%)                                       $  56,474
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                $54,544
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,148,434 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $13.15
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,930
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 147,015 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $13.13
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
CPO -- Ordinary Participating Certificates (no voting rights)
PFD -- Brazilian Preferred Stock (no voting rights)